UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 31, 2006


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                       1-07094                  13-2711135
          --------                       -------                  ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
       ------------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                               Page 1 of 4 Pages

ITEM 1.01.   Entry into a Material Definitive Agreement.

Compensation Program for Non-Employee Directors

On May 31, 2006, the Compensation Committee of the Company's Board of Directors approved a revised compensation program for the non-employee directors. Under the director compensation program, effective July 1, 2006, each non-employee director will be paid an annual cash retainer of $30,000 payable on a monthly basis. The chairperson of the Audit Committee and Compensation Committee will receive an additional annual cash retainer in the amount of $10,000 and $7,500, respectively. All other committee chairpersons and the Lead Director will receive an additional annual $5,000 cash retainer.

The director compensation program provides that each non-employee director will be paid $1,500 for each Board meeting attended. Non-employee directors serving as members of Board committees will be paid $1,000 for each meeting attended. In each case, the non-employee director will be reimbursed for his or her expenses in connection with attendance at each meeting.

The Board of Directors amended the 2005 Directors Equity Incentive Plan effective May 31, 2006. Pursuant to that amendment, a copy of which is attached as Exhibit 10.1 and incorporated by reference, non-employee directors will receive an annual award under the 2005 Directors Equity Incentive Plan in connection with their election to the Board at the annual meeting of stockholders. Beginning with the 2006 annual meeting, the annual award will consist of shares of the Company's common stock with a value of $25,000 as of the date of grant. Directors who are appointed to the Board outside of the annual meeting of stockholders will receive a pro rated amount of the $25,000 annual award payable in cash.

The 2005 Directors Equity Incentive Plan, as amended, also provides that each new non-employee director appointed or elected will receive an automatic award of restricted shares of Common Stock on the effective date of election or appointment equal to $25,000 divided by the fair market value of the Company's Common Stock on such date. These restricted shares will vest over a four-year period upon the performance of future service as a director, subject to certain exceptions.

Adoption of Annual Cash Bonus, Annual Long-Term Incentive and Multi-Year Long-Term Incentive Performance Goals

On May 31, 2006, the Compensation Committee of the Company's Board of Directors established the performance measures for the Company's annual cash bonus, annual long-term incentive and multi-year long-term incentive awards for the executive officers of the Company. The performance goals, which apply to the Company's executive officers, are not set forth in a written agreement.

The performance goals were developed by the Compensation Committee with the assistance of a nationally recognized consulting firm who, among other things, benchmarked compensation

                               Page 2 of 4 Pages
practices of companies in the Company's peer group and advised the Compensation Committee on appropriate compensation guidelines.

The amount of the annual cash bonus that an executive officer may receive is based 25% on individual criteria and 75% on the achievement of goals related to corporate performance (as measured by the Company's funds from operations (FFO) per share) in 2006. The cash bonuses that executive officers are eligible to receive are as follows:

               Title                           Range of Possible Bonus Payment
               -----                           -------------------------------
       Chief Executive Officer                        $172,000 - 516,000
       Chief Financial Officer                        $108,750 - 326,250
       Senior Vice Presidents                          $32,000 - 195,000

The actual amount of the annual cash bonuses is subject to change, or elimination entirely, in the Compensation Committee's discretion.

The annual long-term incentive awards are contingent on the Company meeting annual performance goals set by the Compensation Committee. The performance goals are based upon the Company's (i) adjusted FFO growth and same store growth as compared to the adjusted FFO growth and same store growth of peer companies (75% of the award) and (ii) absolute adjusted FFO growth (25% of the award). Annual long-term incentive awards will be paid in restricted stock that will vest over a five-year period. All awards of restricted stock will be awarded out of and in accordance with the Company's 2004 Equity Incentive Plan. The restricted stock awards will be based on a specified dollar amount divided by the fair market value of the Company's Common Stock on January 3, 2006. The dollar value ranges of the annual long-term incentive awards for each executive officer are as follows:

               Title                   Range of Possible Annual Incentive Awards
               -----                   -----------------------------------------
       Chief Executive Officer                     $225,000 - 675,000
       Chief Financial Officer                     $112,500 - 337,500
       Senior Vice Presidents                       $62,500 - 225,000

The actual amount of the annual long-term incentive awards is subject to change, or elimination entirely, in the Compensation Committee's discretion.

The multi-year long-term incentive awards will consist of a three-year performance period followed by a four-year vesting period. The multi-year long-term incentive awards are also contingent on the Company meeting performance goals set by the Compensation Committee over the three year period starting January 1, 2006. The performance goals are based upon the Company's (i) total stockholder return as compared to the total stockholder return of the NAREIT Equity Index (16.7% of the award); (ii) total stockholder return as compared to the total stockholder return of peer companies (33.3% of the award); and (iii) absolute average total stockholder return (50% of the award). Multi-year long-term incentive awards will be paid in restricted stock and will be awarded out of and in accordance with the Company's 2004 Equity Incentive Plan. For each year during the three-year performance period, the executive officer

                               Page 3 of 4 Pages
will be eligible for a restricted stock award based on a specified dollar divided by the average closing price for the Company's Common Stock for the month of January 2006. The dollar value ranges for each year during the three-year performance period for each executive officer are as follows:

                                              Range of Possible Multi-Year
                                             Incentive Awards for Each Year
               Title                    During the Three-Year Performance Period
               -----                    ----------------------------------------
       Chief Executive Officer                      $225,000 - 675,000
       Chief Financial Officer                      $112,500 - 337,500
       Senior Vice Presidents                        $62,500 - 225,000

Any restricted stock award made at the culmination of the three-year performance period will vest in four equal installments on January 1, 2010, 2011, 2012 and 2013. The actual amount of the multi-year long-term incentive awards is subject to change, or elimination entirely, in the Compensation Committee's discretion.

ITEM 9.01.   Financial Statements and Exhibits

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

10.1 Amendment to EastGroup  Properties,  Inc. 2005 Directors  Equity  Incentive
Plan



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 6, 2006

                                    EASTGROUP PROPERTIES, INC.


                                    By: /s/ BRUCE CORKERN
                                        ----------------------
                                        Bruce Corkern
                                        Chief Accounting Officer,
                                        Senior Vice President and Controller

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